Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I

Preliminary Unaudited Earnings Summary

                        For the Three Months Ended   Percent Inc/(Dec)
                        --------------------------  ------------------
(in millions, except    June 25, March 26, June 27, 2Q04 vs. 2Q04 vs.
per share amounts)        2004      2004     2003     1Q04     2Q03
                        -------- --------- -------- -------- ---------

Net Revenues
  Asset management
   and portfolio
   service fees           $1,357    $1,315   $1,154     3.2 %   17.6 %
  Commissions              1,189     1,361    1,044   (12.6)    13.9
  Principal transactions     630     1,046    1,127   (39.8)   (44.1)
  Investment banking         764       837      698    (8.7)     9.5
  Other                      308       367      279   (16.1)    10.4
                        -------- --------- ---------
    Subtotal               4,248     4,926    4,302   (13.8)    (1.3)

  Interest and dividend
   revenues                3,128     3,061    2,999     2.2      4.3
  Less interest expense    2,078     1,897    2,032     9.5      2.3
                        -------- --------- ---------
    Net interest profit    1,050     1,164      967    (9.8)     8.6
                        -------- --------- ---------

  Total Net Revenues       5,298     6,090    5,269   (13.0)     0.6
                        -------- --------- ---------

Non-Interest Expenses
  Compensation and
   benefits                2,587     3,047    2,749   (15.1)    (5.9)
  Communications and
   technology                357       341      357     4.7      0.0
  Occupancy and related
   depreciation              202       217      221    (6.9)    (8.6)
  Brokerage, clearing,
   and exchange fees         214       204      169     4.9     26.6
  Professional fees          163       177      140    (7.9)    16.4
  Advertising and market
   development               132       122      113     8.2     16.8
  Office supplies and
   postage                    49        51       50    (3.9)    (2.0)
  Other                      195       239      183   (18.4)     6.6
  Net recoveries related
   to September 11             -         -      (61)    0.0   (100.0)
                        -------- --------- ---------

  Total Non-Interest
   Expenses                3,899     4,398    3,921   (11.3)    (0.6)
                        -------- --------- ---------

Earnings Before Income
 Taxes                     1,399     1,692    1,348   (17.3)     3.8

Income tax expense           321       440      371   (27.0)   (13.5)
                        -------- --------- ---------

Net Earnings              $1,078    $1,252     $977   (13.9)    10.3
                        ======== ========= =========

Preferred Stock
 Dividends                    $9       $10      $10
                        ======== ========= =========

Earnings Per Common Share
  Basic                    $1.16     $1.34    $1.08   (13.4)     7.4
  Diluted                  $1.06     $1.22    $1.00   (13.1)     6.0

Average Shares Used in
 Computing Earnings
 Per Common Share
  Basic                    923.0     930.2    897.2    (0.8)     2.9
  Diluted                1,012.8   1,019.7    967.4    (0.7)     4.7

Annualized Return on
 Average Common Equity      14.5%     17.0%    15.4%

Merrill Lynch & Co., Inc.                                Attachment II


Preliminary Unaudited Earnings Summary

                            For the Six Months Ended
                           -------------------------
(in millions, except per      June 25,     June 27,
 share amounts)                 2004         2003    Percent Inc/(Dec)
                           ------------ ------------ -----------------
 Net Revenues
   Asset management and
    portfolio service fees      $2,672       $2,281          17.1  %
   Commissions                   2,550        2,113          20.7
   Principal transactions        1,676        2,152         (22.1)
   Investment banking            1,601        1,191          34.4
   Other                           675          492          37.2
                           ------------ ------------
     Subtotal                    9,174        8,229          11.5

   Interest and dividend
    revenues                     6,189        6,004           3.1
   Less interest expense         3,975        4,160          (4.4)
                           ------------ ------------
     Net interest profit         2,214        1,844          20.1
                           ------------ ------------

   Total Net Revenues           11,388       10,073          13.1
                           ------------ ------------

 Non-Interest Expenses
   Compensation and benefits     5,634        5,310           6.1
   Communications and
    technology                     698          760          (8.2)
   Occupancy and related
    depreciation                   419          437          (4.1)
   Brokerage, clearing,
    and exchange fees              418          339          23.3
   Professional fees               340          284          19.7
   Advertising and market
    development                    254          234           8.5
   Office supplies and postage     100          108          (7.4)
   Other                           434          405           7.2
   Net recoveries related
    to September 11                  -          (61)       (100.0)
                           ------------ ------------

   Total Non-Interest
    Expenses                     8,297        7,816           6.2
                           ------------ ------------

 Earnings Before Income Taxes    3,091        2,257          37.0

 Income tax expense                761          637          19.5
                           ------------ ------------

 Net Earnings                   $2,330       $1,620          43.8
                           ============ ============

 Preferred Stock Dividends         $19          $19
                           ============ ============

 Earnings Per Common Share
   Basic                         $2.49        $1.79          39.1
   Diluted                       $2.27        $1.68          35.1

 Average Shares Used in
  Computing Earnings
  Per Common Share
   Basic                         926.6        892.4           3.8
   Diluted                     1,016.2        954.7           6.4

 Annualized Return on
  Average Common Equity           15.7%        13.0%

Merrill Lynch & Co., Inc.                               Attachment III


Preliminary Segment Data (unaudited)

                  For the Three Months Ended  For the Six Months Ended
                  --------------------------  ------------------------
                  June 25, March 26, June 27,    June 25,  June 27,
 (dollars in        2004     2004      2003        2004      2003
  millions)       -------- --------- --------    -------- ---------

Global Markets &
 Investment Banking

   Global Markets
       Debt Markets  $1,260   $1,623    $1,516     $2,883   $2,884
       Equity
        Markets         723      935       840      1,658    1,496
                   -------- --------  --------    -------- --------
      Total
       Global Markets
       net revenues   1,983    2,558     2,356      4,541    4,380

   Investment Banking(a)

     Origination:
       Debt             304      236       228        540      404
       Equity           244      276       167        520      299
     Strategic
      Advisory
      Services          142      165       133        307      258
                    -------- --------  --------    ------- -------
      Total
       Investment
       Banking net
       revenues         690      677       528      1,367      961
                    -------- --------  --------    ------- -------
      Total net
       revenues       2,673    3,235     2,884      5,908    5,341
                    -------- --------  --------    ------- -------

      Pre-tax
       earnings         994    1,115     1,069  (b) 2,109    1,818 (b)

      Pre-tax
       profit
       margin          37.2%    34.5%     37.1% (b)  35.7%    34.0%(b)
----------------------------------------------------------------------

Global Private Client

     Asset management
      and portfolio
      service fees    $ 988    $ 948     $ 833    $ 1,936  $ 1,645
     Commissions        674      788       541      1,462    1,079
     Principal
      transactions
      and new issue
      revenues          310      333       349        643      648
     Net interest
      profit            298      339       333        637      657
     Other revenues     128       92        71        220      201
                    -------- --------  --------    ------- -------
      Total net
       revenues       2,398    2,500     2,127      4,898    4,230
                    -------- --------  --------    ------- -------

      Pre-tax
       earnings         444      510       319        954      568

      Pre-tax
       profit
       margin          18.5%    20.4%     15.0%      19.5%    13.4%
----------------------------------------------------------------------

Merrill Lynch Investment Managers

      Total net
       revenues       $ 389    $ 412     $ 330      $ 801    $ 667

      Pre-tax
       earnings         110      111        62        221      101

      Pre-tax
       profit
       margin          28.3%    26.9%     18.8%      27.6%    15.1%
----------------------------------------------------------------------

Corporate

      Total net
       revenues       $(162)    $(57)     $(72)     $(219)   $(165)

      Pre-tax loss     (149)     (44)     (102) (c)  (193)    (230)(c)
----------------------------------------------------------------------

Total

      Total net
       revenues     $ 5,298  $ 6,090   $ 5,269   $ 11,388 $ 10,073

      Pre-tax
       earnings       1,399    1,692     1,348  (d) 3,091    2,257 (d)

      Pre-tax
       profit
       margin          26.4%    27.8%     25.6% (d)  27.1%    22.4%(d)
----------------------------------------------------------------------


(a) A portion of origination revenue is recorded in the Global Private Client segment.

(b) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense of $75 million. Excluding this item, GMI's pre-tax earnings were $994 million ($1,069 million minus $75 million) and the pre-tax profit margin was 34.5% ($994 million/$2,884 million). For the year-to-date period, excluding this item, GMI's pre-tax earnings were $1,743 million ($1,818 million minus $75 million) and the pre-tax profit margin was 32.6% ($1,743 million/$5,341 million).

(c) Includes September 11-related expenses of $14 million.

(d) Excluding the impact of net insurance recoveries related to September 11, total pre-tax earnings were $1,287 million ($1,348 million minus $61 million) and the pre-tax profit margin was 24.4% ($1,287 million/$5,269 million). For the year-to-date period, excluding these items, pre-tax earnings were $2,196 million ($2,257 million minus $61 million) and the pre-tax profit margin was 21.8% ($2,196 million/$10,073 million).

Merrill Lynch & Co., Inc.                                Attachment IV


Consolidated Quarterly Earnings  (unaudited)             (in millions)

                            2Q03    3Q03     4Q03    1Q04      2Q04
                           ------- ------- -------- ------- ----------
Net Revenues
  Asset management and
   portfolio service fees
      Asset management fees  $394    $401     $429    $448       $440
      Portfolio service fees  469     511      534     578        606
      Account fees            136     128      128     133        144
      Other fees              155     144      140     156        167
                           ------- ------- -------- ------- ----------
      Total                 1,154   1,184    1,231   1,315      1,357
  Commissions
      Listed and
       over-the-counter
       securities             617     634      626     817        611
      Mutual funds            234     291      314     340        322
      Other                   193     195      223     204        256
                           ------- ------- -------- ------- ----------
      Total                 1,044   1,120    1,163   1,361      1,189
  Principal transactions    1,127     704      380   1,046        630
  Investment banking
      Underwriting            565     545      599     672        622
      Strategic advisory      133     133      160     165        142
                           ------- ------- -------- ------- ----------
      Total                   698     678      759     837        764
  Other                       279     308      343     367        308
                           ------- ------- -------- ------- ----------
     Subtotal               4,302   3,994    3,876   4,926      4,248
  Interest and dividend
   revenues                 2,999   2,872    2,806   3,061      3,128
  Less interest expense     2,032   1,851    1,807   1,897      2,078
                           ------- ------- -------- ------- ----------
     Net interest profit      967   1,021      999   1,164      1,050

                           ------- ------- -------- ------- ----------
  Total Net Revenues        5,269   5,015    4,875   6,090      5,298
                           ------- ------- -------- ------- ----------

Non-Interest Expenses
  Compensation and
   benefits                 2,749   2,448    2,052   3,047      2,587
  Communications and
   technology                 357     352      345     341        357
  Occupancy and related
   depreciation               221     226      226     217        202
  Brokerage, clearing,
   and exchange fees          169     188      195     204        214
  Professional fees           140     146      151     177        163
  Advertising and market
   development                113      89      106     122        132
  Office supplies and postage  50      46       43      51         49
  Other                       183     135      267     239        195
  Net recoveries related
   to September 11            (61)    (21)     (65)      -          -
                           ------- ------- -------- ------- ----------
  Total Non-Interest
   Expenses                 3,921   3,609    3,320   4,398      3,899
                           ------- ------- -------- ------- ----------

Earnings Before Income
 Taxes                      1,348   1,406    1,555   1,692      1,399
Income tax expense            371     403      344     440        321
                           ------- ------- -------- ------- ----------

Net Earnings                 $977  $1,003   $1,211  $1,252     $1,078

----------------------------------------------------------------------
Per Common Share Data
                             2Q03    3Q03     4Q03    1Q04       2Q04
                           ------- ------- -------- ------- ----------

  Earnings - Basic          $1.08   $1.10    $1.32   $1.34      $1.16
  Earnings - Diluted         1.00    1.00     1.19    1.22       1.06
  Dividends paid             0.16    0.16     0.16    0.16       0.16
  Book value                27.44   28.59    30.03   30.75  31.04 est.

----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                 Attachment V

Percentage of Quarterly Net Revenues (unaudited)

                              2Q03    3Q03     4Q03     1Q04     2Q04
                            ------- ------- -------- -------- --------
 Net Revenues
  Asset management and
   portfolio service fees
     Asset management fees     7.5%    8.0%     8.8%     7.4%     8.3%
     Portfolio service fees    8.9%   10.2%    11.0%     9.5%    11.4%
     Account fees              2.6%    2.6%     2.6%     2.2%     2.7%
     Other fees                2.9%    2.8%     2.9%     2.5%     3.2%
                            ------- ------- -------- -------- --------
     Total                    21.9%   23.6%    25.3%    21.6%    25.6%
  Commissions
     Listed and
      over-the-counter
      securities              11.7%   12.6%    12.8%    13.4%    11.5%
     Mutual funds              4.4%    5.8%     6.4%     5.6%     6.1%
     Other                     3.7%    3.9%     4.7%     3.3%     4.8%
                            ------- ------- -------- -------- --------
     Total                    19.8%   22.3%    23.9%    22.3%    22.4%
  Principal transactions      21.4%   14.0%     7.8%    17.2%    11.9%
  Investment banking
     Underwriting             10.7%   10.9%    12.3%    11.0%    11.7%
     Strategic advisory        2.5%    2.7%     3.3%     2.7%     2.7%
                            ------- ------- -------- -------- --------
     Total                    13.2%   13.6%    15.6%    13.7%    14.4%
  Other                        5.3%    6.1%     6.9%     6.1%     5.9%
                            ------- ------- -------- -------- --------
     Subtotal                 81.6%   79.6%    79.5%    80.9%    80.2%
  Interest and dividend
   revenues                   57.0%   57.3%    57.6%    50.3%    59.0%
  Less interest expense       38.6%   36.9%    37.1%    31.2%    39.2%
                            ------- ------- -------- -------- --------
     Net interest profit      18.4%   20.4%    20.5%    19.1%    19.8%
                            ------- ------- -------- -------- --------
  Total Net Revenues         100.0%  100.0%   100.0%   100.0%   100.0%
                            ------- ------- -------- -------- --------

  Non-Interest Expenses
     Compensation and
      benefits                52.2%   48.8%    42.1%    50.0%    48.8%
     Communications and
      technology               6.8%    7.0%     7.1%     5.6%     6.7%
     Occupancy and related
      depreciation             4.2%    4.5%     4.6%     3.6%     3.8%
     Brokerage, clearing, and
      exchange fees            3.2%    3.7%     4.0%     3.3%     4.0%
     Professional fees         2.7%    2.9%     3.1%     2.9%     3.1%
     Advertising and market
      development              2.1%    1.8%     2.2%     2.0%     2.5%
     Office supplies and
      postage                  0.9%    0.9%     0.9%     0.8%     0.9%
     Other                     3.5%    2.8%     5.4%     4.0%     3.8%
     Net recoveries related
      to September 11         -1.2%   -0.4%    -1.3%       -        -
                            ------- ------- -------- -------- --------
     Total Non-Interest
      Expenses                74.4%   72.0%    68.1%    72.2%    73.6%
                            ------- ------- -------- -------- --------

  Earnings Before Income
   Taxes                      25.6%   28.0%    31.9%    27.8%    26.4%
  Income tax expense           7.1%    8.0%     7.1%     7.2%     6.1%

  Net Earnings                18.5%   20.0%    24.8%    20.6%    20.3%
----------------------------------------------------------------------

Common shares outstanding (in millions):

                              2Q03    3Q03     4Q03     1Q04     2Q04
                            ------- ------- -------- -------- --------
  Weighted-average - basic   897.2   904.8    913.3    930.2    923.0
  Weighted-average - diluted 967.4   991.9  1,009.9  1,019.7  1,012.8
  Period-end                 935.2   942.6    949.9    967.7    948.9
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment VI

Supplemental Data (unaudited)                    (dollars in billions)

                             2Q03     3Q03    4Q03    1Q04    2Q04
                           -------- ------- ------- ------- ---------

    Client Assets
    Private Client
       U.S.                  $1,076  $1,093  $1,165  $1,187   $1,176
       Non - U.S.                92      92      97     105      105
                           -------- ------- ------- ------- ---------
    Total Private Client
     Assets                   1,168   1,185   1,262   1,292    1,281
    MLIM direct sales(1)        205     202     222     229      230
                           -------- ------- ------- ------- ---------
    Total Client Assets      $1,373  $1,387  $1,484  $1,521   $1,511
                           ======== ======= ======= ======= =========

    Assets in Asset-Priced
     Accounts                  $200    $206    $226    $235     $237

    Assets Under Management    $471    $473    $500    $513     $488

      Retail                    195     194     207     212      211
      Institutional             239     241     253     259      235
      Private Investors          37      38      40      42       42

      U.S.                      320     327     337     349      330
      Non-U.S.                  151     146     163     164      158

      Equity                    209     202     225     229      229
      Fixed Income              108     125     132     146      137
      Money Market              154     146     143     138      122

----------------------------------------------------------------------

  Net New Money

      Private Client
       Accounts(2)(4)           $(5)     $6      $4      $5       $4

      Assets Under
       Management                 4      (4)      -       7      (22)

----------------------------------------------------------------------

  Balance Sheet Information (estimated)

      Commercial Paper
       and Other Short-term
       Borrowings              $5.5    $3.0    $5.0    $4.6     $3.2
      Deposits                 80.5    79.3    79.5    78.1     76.1
      Long-term Borrowings     79.1    80.7    83.3    96.9     93.4
      Long-term debt
       issued to TOPrS(SM)      3.2     3.2     3.2     3.2      3.2
      Total
       Stockholders'
       Equity                  26.1    27.4    29.0    30.2     29.9

----------------------------------------------------------------------

  Global Equity and Equity-Linked Underwriting(2)(3)

      Volume                     $8      $8     $11     $12       $7
      Market Share              7.6%    7.7%    8.4%    8.6%     6.5%
      Ranking                     6       6       5       4        6

  Global Debt Underwriting(2)(3)

      Volume                    $88     $90     $82    $122      $75
      Market Share              6.6%    7.8%    7.3%    7.9%     6.3%
      Ranking                     5       4       2       2        6

  Global Completed Mergers and Acquisitions(2)(3)

      Volume                    $31     $61     $66     $41      $39
      Market Share              9.9%   20.7%   20.4%   17.6%    11.1%
      Ranking                     8       3       3       2        7

----------------------------------------------------------------------


  Full-Time Employees(5)     48,200  47,800  48,100  48,200   49,300

  Private Client
   Financial Advisors        13,300  13,400  13,500  13,700   14,000

----------------------------------------------------------------------

(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) Certain prior period amounts have been restated to conform to the current period presentation.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small and middle market companies.

(5) Excludes 100, 100, 200, 300, and 500 full-time employees on salary continuation severance at the end of 2Q04, 1Q04, 4Q03, 3Q03, and 2Q03, respectively.

    For more information, please contact:


    Investor Relations            Phone:  866-607-1234
    Merrill Lynch & Co., Inc.     Fax:    212-449-7461
                                  investor_relations@ml.com
                                  www.ir.ml.com